Exhibit 10.11

Equity Transfer Agreement

of

Longduoduo Health Technology Co., Ltd

Transferor: Meng Yuzhen

Transferee: Longduoduo Company Limited

The Transferor and the Transferee have reached a consensus through negotiation, as follows:

I. The Transferor shall transfer the stock equity in the amount of RMB 999,900 of Longduoduo Health Technology Co., Ltd (“the Company”) held by it (accounting for 1% of the Company’s registered capital) to the Transferee at the price of RMB 0.

II. As from the effective date of this Agreement, both Parties shall have their identities as shareholders of the Company replaced, that is, the Transferor shall not enjoy the shareholders’ rights of the Company or fulfill the shareholders’ obligations any longer, while the Transferee shall enjoy the shareholders’ rights of the Company and fulfill the shareholders’ obligations as per the capital contribution ratio.

III. This Agreement shall come into force upon signature (seal) of both Parties.

IV. This Agreement is made in triplicate and each Party holds one copy. The company registration authority also holds one copy for filing.

Transferor: Meng Yuzhen (signature and fingerprint)

Transferee:

For and on behalf of

Longduoduo Company Limited

Authorized Signature(s): Kou Yufei (signature)

Longduoduo Health Technology Co., Ltd (seal)

Date: August 13, 2021

Equity Transfer Agreement

of

Longduoduo Health Technology Co., Ltd

Transferor: Wu Yongli

Transferee: Longduoduo Company Limited

The Transferor and the Transferee have reached a consensus through negotiation, as follows:

I. The Transferor shall transfer the stock equity in the amount of RMB 999,900 of Longduoduo Health Technology Co., Ltd (“the Company”) held by it (accounting for 1% of the Company’s registered capital) to the Transferee at the price of RMB 0.

II. As from the effective date of this Agreement, both Parties shall have their identities as shareholders of the Company replaced, that is, the Transferor shall not enjoy the shareholders’ rights of the Company or fulfill the shareholders’ obligations any longer, while the Transferee shall enjoy the shareholders’ rights of the Company and fulfill the shareholders’ obligations as per the capital contribution ratio.

III. This Agreement shall come into force upon signature (seal) of both Parties.

IV. This Agreement is made in triplicate and each Party holds one copy. The company registration authority also holds one copy for filing.

Transferor: Wu Yongli (signature and fingerprint)

Transferee:

For and on behalf of

Longduoduo Company Limited

Authorized Signature(s): Kou Yufei (signature)

Longduoduo Health Technology Co., Ltd (seal)

Date: August 13, 2021

Equity Transfer Agreement

of

Longduoduo Health Technology Co., Ltd

Transferor: Zhang Liang

Transferee: Longduoduo Company Limited

The Transferor and the Transferee have reached a consensus through negotiation, as follows:

I. The Transferor shall transfer the stock equity in the amount of RMB 89,491,050 of Longduoduo Health Technology Co., Ltd (“the Company”) held by it (accounting for 89.5% of the Company’s registered capital) to the Transferee at the price of RMB 0.

II. As from the effective date of this Agreement, both Parties shall have their identities as shareholders of the Company replaced, that is, the Transferor shall not enjoy the shareholders’ rights of the Company or fulfill the shareholders’ obligations any longer, while the Transferee shall enjoy the shareholders’ rights of the Company and fulfill the shareholders’ obligations as per the capital contribution ratio.

III. This Agreement shall come into force upon signature (seal) of both Parties.

IV. This Agreement is made in triplicate and each Party holds one copy. The company registration authority also holds one copy for filing.

Transferor: Zhang Liang (signature and fingerprint)

Transferee:

For and on behalf of

Longduoduo Company Limited

Authorized Signature(s): Kou Yufei (signature)

Longduoduo Health Technology Co., Ltd (seal)

Date: August 13, 2021

Equity Transfer Agreement

of

Longduoduo Health Technology Co., Ltd

Transferor: Guo Rugang

Transferee: Longduoduo Company Limited

The Transferor and the Transferee have reached a consensus through negotiation, as follows:

I. The Transferor shall transfer the stock equity in the amount of RMB 999,900 of Longduoduo Health Technology Co., Ltd (“the Company”) held by it (accounting for 1% of the Company’s registered capital) to the Transferee at the price of RMB 0.

II. As from the effective date of this Agreement, both Parties shall have their identities as shareholders of the Company replaced, that is, the Transferor shall not enjoy the shareholders’ rights of the Company or fulfill the shareholders’ obligations any longer, while the Transferee shall enjoy the shareholders’ rights of the Company and fulfill the shareholders’ obligations as per the capital contribution ratio.

III. This Agreement shall come into force upon signature (seal) of both Parties.

IV. This Agreement is made in triplicate and each Party holds one copy. The company registration authority also holds one copy for filing.

Transferor: Guo Rugang (signature and fingerprint)

Transferee:

For and on behalf of

Longduoduo Company Limited

Authorized Signature(s): Kou Yufei (signature)

Longduoduo Health Technology Co., Ltd (seal)

Date: August 13, 2021

Equity Transfer Agreement

of

Longduoduo Health Technology Co., Ltd

Transferor: Fan Meiying

Transferee: Longduoduo Company Limited

The Transferor and the Transferee have reached a consensus through negotiation, as follows:

I. The Transferor shall transfer the stock equity in the amount of RMB 999,900 of Longduoduo Health Technology Co., Ltd (“the Company”) held by it (accounting for 1% of the Company’s registered capital) to the Transferee at the price of RMB 0.

II. As from the effective date of this Agreement, both Parties shall have their identities as shareholders of the Company replaced, that is, the Transferor shall not enjoy the shareholders’ rights of the Company or fulfill the shareholders’ obligations any longer, while the Transferee shall enjoy the shareholders’ rights of the Company and fulfill the shareholders’ obligations as per the capital contribution ratio.

III. This Agreement shall come into force upon signature (seal) of both Parties.

IV. This Agreement is made in triplicate and each Party holds one copy. The company registration authority also holds one copy for filing.

Transferor: Fan Meiying (signature and fingerprint)

Transferee:

For and on behalf of

Longduoduo Company Limited

Authorized Signature(s): Kou Yufei (signature)

Longduoduo Health Technology Co., Ltd (seal)

Date: August 13, 2021

Equity Transfer Agreement

of

Longduoduo Health Technology Co., Ltd

Transferor: Zhao Qingguo

Transferee: Longduoduo Company Limited

The Transferor and the Transferee have reached a consensus through negotiation, as follows:

I. The Transferor shall transfer the stock equity in the amount of RMB 999,900 of Longduoduo Health Technology Co., Ltd (“the Company”) held by it (accounting for 1% of the Company’s registered capital) to the Transferee at the price of RMB 0.

II. As from the effective date of this Agreement, both Parties shall have their identities as shareholders of the Company replaced, that is, the Transferor shall not enjoy the shareholders’ rights of the Company or fulfill the shareholders’ obligations any longer, while the Transferee shall enjoy the shareholders’ rights of the Company and fulfill the shareholders’ obligations as per the capital contribution ratio.

III. This Agreement shall come into force upon signature (seal) of both Parties.

IV. This Agreement is made in triplicate and each Party holds one copy. The company registration authority also holds one copy for filing.

Transferor: Zhao Qingguo (signature and fingerprint)

Transferee:

For and on behalf of

Longduoduo Company Limited

Authorized Signature(s): Kou Yufei (signature)

Longduoduo Health Technology Co., Ltd (seal)

Date: August 13, 2021

Equity Transfer Agreement

of

Longduoduo Health Technology Co., Ltd

Transferor: Wang Weidong

Transferee: Longduoduo Company Limited

The Transferor and the Transferee have reached a consensus through negotiation, as follows:

I. The Transferor shall transfer the stock equity in the amount of RMB 999,900 of Longduoduo Health Technology Co., Ltd (“the Company”) held by it (accounting for 1% of the Company’s registered capital) to the Transferee at the price of RMB 0.

II. As from the effective date of this Agreement, both Parties shall have their identities as shareholders of the Company replaced, that is, the Transferor shall not enjoy the shareholders’ rights of the Company or fulfill the shareholders’ obligations any longer, while the Transferee shall enjoy the shareholders’ rights of the Company and fulfill the shareholders’ obligations as per the capital contribution ratio.

III. This Agreement shall come into force upon signature (seal) of both Parties.

IV. This Agreement is made in triplicate and each Party holds one copy. The company registration authority also holds one copy for filing.

Transferor: Wang Weidong (signature and fingerprint)

Transferee:

For and on behalf of

Longduoduo Company Limited

Authorized Signature(s): Kou Yufei (signature)

Longduoduo Health Technology Co., Ltd

Date: August 13, 2021

Equity Transfer Agreement

of

Longduoduo Health Technology Co., Ltd

Transferor: Yue Xiumei

Transferee: Longduoduo Company Limited

The Transferor and the Transferee have reached a consensus through negotiation, as follows:

I. The Transferor shall transfer the stock equity in the amount of RMB 999,900 of Longduoduo Health Technology Co., Ltd (“the Company”) held by it (accounting for 1% of the Company’s registered capital) to the Transferee at the price of RMB 0.

II. As from the effective date of this Agreement, both Parties shall have their identities as shareholders of the Company replaced, that is, the Transferor shall not enjoy the shareholders’ rights of the Company or fulfill the shareholders’ obligations any longer, while the Transferee shall enjoy the shareholders’ rights of the Company and fulfill the shareholders’ obligations as per the capital contribution ratio.

III. This Agreement shall come into force upon signature (seal) of both Parties.

IV. This Agreement is made in triplicate and each Party holds one copy. The company registration authority also holds one copy for filing.

Transferor: Yue Xiumei (signature and fingerprint)

Transferee:

For and on behalf of

Longduoduo Company Limited

Authorized Signature(s): Kou Yufei (signature)

Longduoduo Health Technology Co., Ltd (seal)

Date: August 13, 2021

Equity Transfer Agreement

of

Longduoduo Health Technology Co., Ltd

Transferor: Huo Haiqing

Transferee: Longduoduo Company Limited

The Transferor and the Transferee have reached a consensus through negotiation, as follows:

I. The Transferor shall transfer the stock equity in the amount of RMB 499,950 of Longduoduo Health Technology Co., Ltd (“the Company”) held by it (accounting for 0.5% of the Company’s registered capital) to the Transferee at the price of RMB 0.

II. As from the effective date of this Agreement, both Parties shall have their identities as shareholders of the Company replaced, that is, the Transferor shall not enjoy the shareholders’ rights of the Company or fulfill the shareholders’ obligations any longer, while the Transferee shall enjoy the shareholders’ rights of the Company and fulfill the shareholders’ obligations as per the capital contribution ratio.

III. This Agreement shall come into force upon signature (seal) of both Parties.

IV. This Agreement is made in triplicate and each Party holds one copy. The company registration authority also holds one copy for filing.

Transferor: Huo Haiqing (signature and fingerprint)

Transferee:

For and on behalf of

Longduoduo Company Limited

Authorized Signature(s): Kou Yufei (signature)

Longduoduo Health Technology Co., Ltd (seal)

Date: August 13, 2021

Equity Transfer Agreement

of

Longduoduo Health Technology Co., Ltd

Transferor: Cui Lixiang

Transferee: Longduoduo Company Limited

The Transferor and the Transferee have reached a consensus through negotiation, as follows:

I. The Transferor shall transfer the stock equity in the amount of RMB 999,900 of Longduoduo Health Technology Co., Ltd (“the Company”) held by it (accounting for 1% of the Company’s registered capital) to the Transferee at the price of RMB 0.

II. As from the effective date of this Agreement, both Parties shall have their identities as shareholders of the Company replaced, that is, the Transferor shall not enjoy the shareholders’ rights of the Company or fulfill the shareholders’ obligations any longer, while the Transferee shall enjoy the shareholders’ rights of the Company and fulfill the shareholders’ obligations as per the capital contribution ratio.

III. This Agreement shall come into force upon signature (seal) of both Parties.

IV. This Agreement is made in triplicate and each Party holds one copy. The company registration authority also holds one copy for filing.

Transferor: Cui Lixiang (signature and fingerprint)

Transferee:

For and on behalf of

Longduoduo Company Limited

Authorized Signature(s): Kou Yufei (signature)

Longduoduo Health Technology Co., Ltd (seal)

Date: August 13, 2021

Equity Transfer Agreement

of

Longduoduo Health Technology Co., Ltd

Transferor: Zhang Hua

Transferee: Longduoduo Company Limited

The Transferor and the Transferee have reached a consensus through negotiation, as follows:

I. The Transferor shall transfer the stock equity in the amount of RMB 999,900 of Longduoduo Health Technology Co., Ltd (“the Company”) held by it (accounting for 1% of the Company’s registered capital) to the Transferee at the price of RMB 0.

II. As from the effective date of this Agreement, both Parties shall have their identities as shareholders of the Company replaced, that is, the Transferor shall not enjoy the shareholders’ rights of the Company or fulfill the shareholders’ obligations any longer, while the Transferee shall enjoy the shareholders’ rights of the Company and fulfill the shareholders’ obligations as per the capital contribution ratio.

III. This Agreement shall come into force upon signature (seal) of both Parties.

IV. This Agreement is made in triplicate and each Party holds one copy. The company registration authority also holds one copy for filing.

Transferor: Zhang Hua (signature and fingerprint)

Transferee:

For and on behalf of

Longduoduo Company Limited

Authorized Signature(s): Kou Yufei (signature)

Longduoduo Health Technology Co., Ltd (seal)

Date: August 13, 2021

Equity Transfer Agreement

of

Longduoduo Health Technology Co., Ltd

Transferor: Kou Yufei

Transferee: Longduoduo Company Limited

The Transferor and the Transferee have reached a consensus through negotiation, as follows:

I. The Transferor shall transfer the stock equity in the amount of RMB 999,900 of Longduoduo Health Technology Co., Ltd (“the Company”) held by it (accounting for 1% of the Company’s registered capital) to the Transferee at the price of RMB 0.

II. As from the effective date of this Agreement, both Parties shall have their identities as shareholders of the Company replaced, that is, the Transferor shall not enjoy the shareholders’ rights of the Company or fulfill the shareholders’ obligations any longer, while the Transferee shall enjoy the shareholders’ rights of the Company and fulfill the shareholders’ obligations as per the capital contribution ratio.

III. This Agreement shall come into force upon signature (seal) of both Parties.

IV. This Agreement is made in triplicate and each Party holds one copy. The company registration authority also holds one copy for filing.

Transferor: Kou Yufei (signature and fingerprint)

Transferee:

For and on behalf of

Longduoduo Company Limited

Authorized Signature(s): Kou Yufei (signature)

Longduoduo Health Technology Co., Ltd (seal)

Date: August 13, 2021